UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     August 27, 2008
                                                     ---------------------------

                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

            Bermuda                  001-33374                   n/a
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   (State or other jurisdiction    Commission File          (IRS Employer
        of incorporation)              Number:            Identification No.)

   Victoria Hall, 11 Victoria Street, Hamilton, Bermuda         HM 11
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         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code    (441) 294-6409
                                                     ---------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01          ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

CastlePoint Holdings, Ltd. ("CastlePoint") previously announced in a current report on Form 8-K dated August 27, 2008 that its Bermuda based subsidiary, CastlePoint Reinsurance Company, Ltd. ("CPRe"), had entered into a definitive Stock Purchase Agreement to purchase all of the issued and outstanding shares of the common stock of HIG, Inc. ("Hermitage"), and had entered into a definitive Asset Purchase Agreement with Tower Insurance Company of New York, Tower National Insurance Company, Tower National Insurance Company, Preserver Insurance Company, Mountain Valley Insurance Company, Northeast Insurance Company, and Tower Risk Management Corp., each a subsidiary of Tower Group, Inc. ("Tower") to sell the operating assets of Hermitage to Tower's subsidiaries.

The Stock Purchase Agreement and the Asset Purchase Agreement that CPRe has entered into in connection with those previously announced transactions are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, each of which is incorporated herein in its entirety.


ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1: Stock Purchase Agreement dated August 27, 2008 between CPRe, Hermitage, and Brookfield US Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, schedules and attachments have been omitted, but will be provided to the Commission upon request.

Exhibit 2.2: Asset Purchase Agreement dated August 26, 2008 between CPRe, Tower Insurance Company of New York, Tower National Insurance Company, Preserver Insurance Company, Tower National Insurance Company, Mountain Valley Insurance Company, Northeast Insurance Company, and Tower Risk Management Corp.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized




                                             CastlePoint Holdings, Ltd.
                                         -----------------------------------

Date:  August 29, 2008
       ---------------

                               /s/ Joel S. Weiner
                               ------------------
                               Senior Vice-president and Chief Financial Officer



                                  Exhibit Index

Exhibit 2.1: Stock Purchase Agreement dated August 27, 2008 between CPRe, Hermitage, and Brookfield US Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, schedules and attachments have been omitted, but will be provided to the Commission upon request.

Exhibit 2.2: Asset Purchase Agreement dated August 26, 2008 between CPRe, Tower Insurance Company of New York, Tower National Insurance Company, Preserver Insurance Company, Tower National Insurance Company, Mountain Valley Insurance Company, Northeast Insurance Company, and Tower Risk Management Corp.


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